Exhibit 99.1

News

General Motors Corporation

GM Communications

Detroit, Mich., USA

media.gm.com

For Release: 1:45 p.m. ET

September 3, 2008

GM Reports 308,817 Deliveries in August;

Up 31.3 Percent From July and

the Highest Monthly Sales Total in 2008;

Employee Discount For Everyone Extended

o

Car retail sales increase driven by Chevrolet Malibu sales up 212 percent, Pontiac Vibe up 114 percent, Cadillac CTS up 87 percent, Corvette up 49 percent and Chevrolet Impala up 27 percent compared with last August

o	Buick Enclave, GMC Acadia and Saturn Outlook crossover retail sales up 29 percent
o	80,000 Chevrolet Silverado, Avalanche and GMC Sierra pickups sold, best month since August, 2007
o	Chevrolet Tahoe, Suburban and GMC Yukon sales highest so far in 2008 with more than 22,000 deliveries
o	August had largest total, retail and fleet deliveries so far in 2008
o	Anticipated best monthly market share performance of 2008

DETROIT – General Motors dealers in the United States delivered 308,817 vehicles in August, making it GM’s best monthly total, retail and fleet sales performance so far in 2008. The strong showing was spurred by GM’s Employee Discount for Everyone sale in celebration of GM’s Centennial later this month. In response to ongoing customer and dealer demand, the sale is being extended through September 30, 2008 and a number of 2009 models are being added due to dwindling 2008 inventories.

Compared with an exceptionally strong retail and fleet month last year, August total sales were down 20 percent. However, when compared with July, 2008, total sales were up 31 percent, retail sales were up 32 percent and fleet sales were up 29 percent. Last August’s sales performance was influenced by significantly lower fuel prices and a 0 percent APR for 60 months offer on pickups.

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Notably in August, Chevrolet Silverado, Avalanche and GMC Sierra had their strongest total sales month since last August, with more than 80,000 vehicles sold, as GM full-size pickups continue to build market share calendar-year-to-date. Silverado sales were up 69 percent, Avalanche was up 59 percent and Sierra sales increased 75 percent compared with July, 2008.

Chevrolet Tahoe, Suburban and GMC Yukon full-size utilities had their best performance of the year with total sales up 33 percent compared with July with more than 22,000 vehicles sold. Overall, GM August truck sales (excluding crossovers) declined 25.6 percent compared with a year ago.

“Our award-winning lineup of new products, combined with the GM Employee Discount for Everyone sale that started August 20th, helped drive additional showroom traffic and our dealers are giving us some very enthusiastic feedback. We had our best sales month so far in 2008. Today we’re announcing the extension of the sale through September 30, and we’ve added 19 additional 2009 models to the eligible list of vehicles because our 2008 stock on dealer lots is rapidly disappearing,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing.

“With the recent moderation in fuel prices, we’re seeing some relaxation of pent-up demand in pickups and utilities. Our August sales of these segment-leading trucks and utilities has been the best in nearly a year and August marked the fourth consecutive month that truck sales as a percentage of GM and industry sales increased. We also saw double-digit retail increases in our crossovers compared with July,” LaNeve added. “We saw great car retail performance in our launch products, including the Chevrolet Malibu, Cadillac CTS, Pontiac Vibe and G8, and Saturn Astra, and continued strong retail demand for our fuel efficient Chevrolet Aveo and HHR.”

Chevrolet retail car sales were up 18 percent, Pontiac retail car sales increased 11 percent and Cadillac retail car sales were up 10 percent compared with last August.

Cadillac CTS dominated the mid-car luxury category with retail sales increasing 87 percent compared with the same month a year ago.

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Saturn Astra monthly sales of more than 1,900 vehicles were the best to date, and show a 28 percent increase compared with July 2008 (Astra was not available last August).

GM’s popular midsized crossovers -- Buick Enclave, GMC Acadia and Saturn Outlook -- together accounted for more than 14,600 vehicle sales in the month, with a retail sales increase of 29 percent compared with a year ago.

GM hybrid vehicles continue to gain in popularity in the marketplace with 530 hybrid Chevrolet Tahoe, 267 GMC Yukon and 1 Cadillac Escalade 2-mode SUVs delivered. There were 388 Chevrolet Malibu, 26 Saturn Aura and 417 Vue hybrids sold in August. For the month, a total of 1,629 hybrid vehicles were delivered, with 7,096 hybrids sold so far this year.

“Customers are responding to our six hybrid models – vehicles that provide industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker,” LaNeve added. “We’re working hard to change perceptions and gain awareness of GM as the leader in advanced propulsion technology and fuel efficiency.”

GM has aggressively managed inventories to low levels. In August, only about 736,000 vehicles were in stock – the lowest August level since 1998 – down about 209,000 vehicles (22 percent) compared with last August. There were about 256,000 cars and 480,000 trucks (including crossovers) in inventory at the end of August.

Certified Used Vehicles

August 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 41,238 vehicles, down 8 percent from August 2007. Year-to-date sales are 339,375 vehicles, down 5 percent from the same period last year.

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GM Certified Used Vehicles, the industry’s top-selling certified brand, posted August sales of 35,168 vehicles, down 12 percent from a strong August 2007 sales performance. Saturn Certified Pre-Owned Vehicles sold 1,005 vehicles, down nearly 6 percent. Cadillac Certified Pre-Owned Vehicles sold 4,023 vehicles, up 27 percent. Saab Certified Pre-Owned Vehicles sold 791 vehicles, up 32 percent, and HUMMER Certified Pre-Owned Vehicles sold 251 vehicles, up 130 percent.

“The Cadillac, Saab and HUMMER programs posted robust sales increases in August, while GM Certified Used Vehicles continues to lead the certified pre-owned segment in sales,” said LaNeve. “The launch this month of a new 12-month/12,000-mile bumper-to-bumper warranty on all Saturn Certified Pre-Owned and GM Certified Used Vehicles, effective September 13, will provide shoppers a range of peace-of-mind assurances as strong as those provided by any certified program in America.”

GM North America Reports August, 2008 Production; Third-Quarter Production Forecast at 920,000 Vehicles; Initial Fourth Quarter Forecast is 875,000 Vehicles

In August, GM North America produced 341,000 vehicles (158,000 cars and 183,000 trucks). This is down 96,000 vehicles or 22 percent compared with August 2007 when the region produced 437,000 vehicles (152,000 cars and 285,000 trucks). (Production totals include joint venture production of 18,000 vehicles in August 2008 and 21,000 vehicles in August 2007.)

The GM North America third-quarter production forecast is at 920,000 vehicles (443,000 cars and 477,000 trucks) which is down about 10 percent compared with a year ago, due to production adjustments in response to market changes that will reduce the number of trucks produced by about 176,000 and increase the number of cars by about 76,000. GM North America built 1.020 million vehicles (367,000 cars and 653,000 trucks) in the third-quarter of 2007.

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The initial GM North America fourth-quarter production forecast is 875,000 vehicles (436,000 cars and 439,000 trucks) which is down about 16 percent compared with a year ago. GM North America built 1.042 million vehicles (358,000 cars and 684,000 trucks) in the fourth-quarter of 2007.

General Motors Corp. (NYSE: GM), the world’s largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly 9.37 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

# # #

Contact: John McDonald GM Corporate News 313-667-3714 (office) 313-418-2139 (mobile) John.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 27	August				(Calendar Year-to-Date)
					January - August
*S/D Prev: 27	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Vehicle Total	308,817	388,168	-20.4	-20.4	2,148,943	2,631,865	-18.3
Car Total	124,441	144,516	-13.9	-13.9	919,283	1,024,644	-10.3
Light Truck Total	182,844	241,013	-24.1	-24.1	1,210,577	1,574,475	-23.1
Light Vehicle Total	307,285	385,529	-20.3	-20.3	2,129,860	2,599,119	-18.1
Truck Total	184,376	243,652	-24.3	-24.3	1,229,660	1,607,221	-23.5
GM Vehicle Deliveries by Marketing Division
	2008	2007	%Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Buick Total	17,833	19,324	-7.7	-7.7	99,009	126,161	-21.5
Cadillac Total	15,405	19,481	-20.9	-20.9	117,136	134,584	-13.0
Chevrolet Total	185,080	229,012	-19.2	-19.2	1,287,568	1,553,911	-17.1
GMC Total	42,194	51,222	-17.6	-17.6	266,861	336,484	-20.7
HUMMER Total	2,160	5,677	-62.0	-62.0	20,195	37,680	-46.4
**Other-Isuzu Total	0	0	***.*	***.*	0	7,906	***.*
Pontiac Total	24,257	39,324	-38.3	-38.3	202,384	244,772	-17.3
Saab Total	1,503	3,011	-50.1	-50.1	15,597	23,261	-32.9
Saturn Total	20,385	21,117	-3.5	-3.5	140,193	167,106	-16.1
GM Vehicle Total	308,817	388,168	-20.4	-20.4	2,148,943	2,631,865	-18.3
GM Car Deliveries by Marketing Division
	2008	2007	%Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Buick Total	11,734	14,672	-20.0	-20.0	66,645	89,434	-25.5
Cadillac Total	10,982	11,656	-5.8	-5.8	78,249	79,558	-1.6
Chevrolet Total	70,334	70,196	0.2	0.2	513,756	531,102	-3.3
Pontiac Total	22,530	34,202	-34.1	-34.1	186,952	220,752	-15.3
Saab Total	1,298	2,577	-49.6	-49.6	13,071	19,568	-33.2
Saturn Total	7,563	11,213	-32.6	-32.6	60,610	84,230	-28.0
GM Car Total	124,441	144,516	-13.9	-13.9	919,283	1,024,644	-10.3
GM Light Truck Deliveries by Marketing Division
	2008	2007	%Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Buick Total	6,099	4,652	31.1	31.1	32,364	36,727	-11.9
Cadillac Total	4,423	7,825	-43.5	-43.5	38,887	55,026	-29.3
Chevrolet Total	114,090	157,791	-27.7	-27.7	766,286	1,012,946	-24.4
GMC Total	41,318	49,608	-16.7	-16.7	255,304	321,507	-20.6
HUMMER Total	2,160	5,677	-62.0	-62.0	20,195	37,680	-46.4
Pontiac Total	1,727	5,122	-66.3	-66.3	15,432	24,020	-35.8
Saab Total	205	434	-52.8	-52.8	2,526	3,693	-31.6
Saturn Total	12,822	9,904	29.5	29.5	79,583	82,876	-4.0
GM Light Truck Total	182,844	241,013	-24.1	-24.1	1,210,577	1,574,475	-23.1

* Twenty-seven selling days (S/D) for the August period this year and twenty-seven for last year.
** Prior to Aug ‘07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.
Effective Aug ‘07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

2-1P

GM Car Deliveries – (United States)

August 2008

	August				(Calendar Year-to-Date)
					January - August
	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Selling Days (S/D)	27	27			27	27
Century	0	0	***.*	***.*	0	5	***.*
LaCrosse	5,814	6,059	-4.0	-4.0	29,045	33,336	-12.9
LaSabre	0	0	***.*	***.*	0	121	***.*
Lucerne	5,920	8,613	-31.3	-31.3	37,600	55,946	-32.8
Park Avenue	0	0	***.*	***.*	0	26	***.*
Buick Total	11,734	14,672	-20.0	-20.0	66,645	89,434	-25.5
CTS	5,867	3,887	50.9	50.9	43,119	31,664	36.2
DeVille	0	0	***.*	***.*	0	71	***.*
DTS	4,022	5,599	-28.2	-28.2	22,409	33,368	-32.8
STS	975	2,036	-52.1	-52.1	11,765	13,156	-10.6
XLR	118	134	-11.9	-11.9	956	1,299	-26.4
Cadillac Total	10,982	11,656	-5.8	-5.8	78,249	79,558	-1.6
Aveo	4,917	6,246	-21.3	-21.3	42,614	43,414	-1.8
Cavalier	0	0	***.*	***.*	0	57	***.*
Classic	0	0	***.*	***.*	0	17	***.*
Cobalt	15,281	20,814	-26.6	-26.6	145,941	133,101	9.6
Corvette	4,242	2,877	47.4	47.4	21,066	23,012	-8.5
Impala	30,271	24,929	21.4	21.4	182,591	226,541	-19.4
Malibu	15,618	14,413	8.4	8.4	120,830	91,229	32.4
Monte Carlo	5	914	-99.5	-99.5	701	13,496	-94.8
SSR	0	3	***.*	***.*	13	235	-94.5
Chevrolet Total	70,334	70,196	0.2	0.2	513,756	531,102	-3.3
Bonneville	0	0	***.*	***.*	0	130	***.*
G5	2,644	2,766	-4.4	-4.4	17,800	18,057	-1.4
G6	10,437	16,730	-37.6	-37.6	109,380	99,192	10.3
G8	1,915	0	***.*	***.*	9,657	0	***.*
Grand Am	0	0	***.*	***.*	0	99	***.*
Grand Prix	374	9,990	-96.3	-96.3	7,879	62,446	-87.4
GTO	0	200	***.*	***.*	52	4,007	-98.7
Solstice	917	1,316	-30.3	-30.3	9,030	11,857	-23.8
Sunfire	0	0	***.*	***.*	0	39	***.*
Vibe	6,243	3,200	95.1	95.1	33,154	24,925	33.0
Pontiac Total	22,530	34,202	-34.1	-34.1	186,952	220,752	-15.3
9-2X	0	0	***.*	***.*	3	118	-97.5
9-3	1,100	2,168	-49.3	-49.3	11,125	16,295	-31.7
9-5	198	409	-51.6	-51.6	1,943	3,155	-38.4
Saab Total	1,298	2,577	-49.6	-49.6	13,071	19,568	-33.2
Astra	1,994	0	***.*	***.*	7,914	0	***.*
Aura	4,671	6,785	-31.2	-31.2	44,811	39,841	12.5
ION	1	3,387	-100.0	-100.0	312	36,224	-99.1
Saturn L Series	0	0	***.*	***.*	0	2	***.*
Sky	897	1,041	-13.8	-13.8	7,573	8,163	-7.2
Saturn Total	7,563	11,213	-32.6	-32.6	60,610	84,230	-28.0
GM Car Total	124,441	144,516	-13.9	-13.9	919,283	1,024,644	-10.3

3-1P

GM Truck Deliveries (United States)

August 2008

	August				(Calendar Year-to-Date)
					January - August
	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Selling Days (S/D)	27	27			27	27
Enclave	6,078	3,796	60.1	60.1	31,729	12,401	155.9
Rainier	2	284	-99.3	-99.3	110	4,367	-97.5
Rendezvous	0	282	***.*	***.*	23	15,091	-99.8
Terraza	19	290	-93.4	-93.4	502	4,868	-89.7
Buick Total	6,099	4,652	31.1	31.1	32,364	36,727	-11.9
Escalade	1,972	3,989	-50.6	-50.6	16,075	23,773	-32.4
Escalade ESV	941	1,367	-31.2	-31.2	7,637	10,633	-28.2
Escalade EXT	430	652	-34.0	-34.0	3,160	5,353	-41.0
SRX	1,080	1,817	-40.6	-40.6	12,015	15,267	-21.3
Cadillac Total	4,423	7,825	-43.5	-43.5	38,887	55,026	-29.3
Astro	0	0	***.*	***.*	0	25	***.*
C/K Suburban (Chevy)	5,408	8,209	-34.1	-34.1	37,318	54,999	-32.1
Chevy C/T Series	25	21	19.0	19.0	213	193	10.4
Chevy W Series	114	0	***.*	***.*	1,222	1,676	-27.1
Colorado	4,145	6,562	-36.8	-36.8	41,485	53,527	-22.5
Equinox	4,561	13,186	-65.4	-65.4	52,757	62,385	-15.4
Express Cutaway/G Cut	1,190	2,387	-50.1	-50.1	8,781	13,121	-33.1
Express Panel/G Van	5,057	8,960	-43.6	-43.6	35,524	52,485	-32.3
Express/G Sportvan	1,622	1,706	-4.9	-4.9	10,355	11,674	-11.3
HHR	8,776	12,886	-31.9	-31.9	71,112	72,153	-1.4
Kodiak 4/5 Series	440	836	-47.4	-47.4	4,969	6,360	-21.9
Kodiak 6/7/8 Series	77	168	-54.2	-54.2	1,122	1,634	-31.3
S/T Blazer	0	0	***.*	***.*	0	7	***.*
Tahoe	10,039	11,174	-10.2	-10.2	69,964	94,203	-25.7
TrailBlazer	11,923	13,747	-13.3	-13.3	56,508	90,781	-37.8
Uplander	1,573	7,802	-79.8	-79.8	37,542	45,765	-18.0
Venture	0	0	***.*	***.*	0	25	***.*
Avalanche	4,031	3,686	9.4	9.4	24,866	36,417	-31.7
Silverado-C/K Pickup	55,765	67,486	-17.4	-17.4	320,074	425,379	-24.8
Chevrolet Fullsize Pickups	59,796	71,172	-16.0	-16.0	344,940	461,796	-25.3
Chevrolet Total	114,746	158,816	-27.7	-27.7	773,812	1,022,809	-24.3

3-1P

GM Truck Deliveries (United States)

August 2008

	August				(Calendar Year-to-Date)
					January - August
	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Selling Days (S/D)	27	27			27	27
Acadia	7,337	5,870	25.0	25.0	51,003	46,834	8.9
Canyon	1,285	1,821	-29.4	-29.4	11,280	14,912	-24.4
Envoy	3,554	6,400	-44.5	-44.5	17,583	33,312	-47.2
GMC C/T Series	34	42	-19.0	-19.0	353	751	-53.0
GMC W Series	188	0	***.*	***.*	1,904	2,609	-27.0
Safari (GMC)	0	0	***.*	***.*	0	13	***.*
Savana Panel/G Classic	718	1,315	-45.4	-45.4	6,649	10,484	-36.6
Savana Special/G Cut	1,324	457	189.7	189.7	8,480	7,371	15.0
Savana/Rally	100	175	-42.9	-42.9	829	1,309	-36.7
Sierra	20,297	23,574	-13.9	-13.9	115,067	138,759	-17.1
Topkick 4/5 Series	298	537	-44.5	-44.5	6,507	7,261	-10.4
Topkick 6/7/8 Series	356	1,035	-65.6	-65.6	2,793	4,356	-35.9
Yukon	4,077	4,959	-17.8	-17.8	27,019	39,234	-31.1
Yukon XL	2,626	5,037	-47.9	-47.9	17,394	29,279	-40.6
GMC Total	42,194	51,222	-17.6	-17.6	266,861	336,484	-20.7
HUMMER H1	4	13	-69.2	-69.2	17	114	-85.1
HUMMER H2	548	1,252	-56.2	-56.2	4,755	7,976	-40.4
HUMMER H3	1,608	4,412	-63.6	-63.6	15,423	29,590	-47.9
HUMMER Total	2,160	5,677	-62.0	-62.0	20,195	37,680	-46.4
Other-Isuzu F Series	0	0	***.*	***.*	0	1,116	***.*
Other-Isuzu H Series	0	0	***.*	***.*	0	61	***.*
Other-Isuzu N Series	0	0	***.*	***.*	0	6,729	***.*
Other-Isuzu Total	0	0	***.*	***.*	0	7,906	***.*
Aztek	0	0	***.*	***.*	0	25	***.*
Montana	0	0	***.*	***.*	0	26	***.*
Montana SV6	0	96	***.*	***.*	64	1,231	-94.8
Torrent	1,727	5,026	-65.6	-65.6	15,368	22,738	-32.4
Pontiac Total	1,727	5,122	-66.3	-66.3	15,432	24,020	-35.8
9-7X	205	434	-52.8	-52.8	2,526	3,693	-31.6
Saab Total	205	434	-52.8	-52.8	2,526	3,693	-31.6
Outlook	3,172	3,227	-1.7	-1.7	18,600	23,135	-19.6
Relay	1	72	-98.6	-98.6	156	1,203	-87.0
VUE	9,649	6,605	46.1	46.1	60,827	58,538	3.9
Saturn Total	12,822	9,904	29.5	29.5	79,583	82,876	-4.0
GM Truck Total	184,376	243,652	-24.3	-24.3	1,229,660	1,607,221	-23.5

GM Production Schedule - 9/03/08

								Memo: Joint Venture
	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]	Worldwide	Car	Truck
2008 Q3 # *	443	477	920	350	305	547	2,122	21	29	286
O/(U) prior
forecast	(13)	33	20	(16)	0	(63)	(59)	0	(5)	(30)
2008 Q4 #	436	439	875	366	292	668	2,201	18	18	334
O/(U) prior
forecast	0	0	0	0	0	0	0	0	0	0

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA
CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA
2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA
CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA
2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324
CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116
2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197
CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019
2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260
CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966
2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323
CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126
2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr. #	443	477	920	350	305	547	2,122	21	29	286
4th Qtr. #	436	439	875	366	292	668	2,201	18	18	334
CY	1,621	1,893	3,514	1,704	960	2,446	8,780	71	125	1,276

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
#	Denotes estimate
All Numbers may vary due to rounding

[1]	GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
[4]	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
[5]

International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.